STATE STREET INSTITUTIONAL FUNDS

STATE STREET INSTITUTIONAL INTERNATIONAL EQUITY FUND

Investment Class (SIEIX)

Service Class (SIESX)

Supplement dated January 31, 2022 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information, each dated January 31, 2022,

as may be supplemented or revised from time to time

The Summary Prospectus, Statutory Prospectus and Statement of Additional Information (the “SAI”) for the State Street Institutional International Equity Fund (the “Fund”), a series of the State Street Institutional Funds (the “Trust”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Summary Prospectus, Statutory Prospectus and SAI:

The Trust’s Board of Trustees (the “Trustees”) has approved a Plan of Liquidation and Termination of Series (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or about March 25, 2022 (the “Liquidation Date”). The Plan authorizes the Fund and its investment adviser, SSGA Funds Management, Inc. (“SSGA FM”), to engage in such transactions as may be appropriate for the Fund’s liquidation and dissolution, including, without limitation, the sale of Fund assets and payment of, and provision for, Fund liabilities in anticipation of the liquidation. Accordingly, during the period between the effective date of the Plan (January 24, 2022) and the Liquidation Date (the “Liquidation Period”), the Fund will engage in business and activities solely for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, and it is possible the Fund will not pursue or achieve its investment objective. It is anticipated that during a portion of the Liquidation Period the Fund’s assets will be held exclusively in cash and/or cash equivalents, however, prior to such time, during the Liquidation Period, the Fund may make additional investments to seek to maintain investment exposure to asset classes included in the Fund’s principal investment strategy, including, without limitation, futures contracts on one or more securities indexes, to reduce the amount of the Fund’s assets held in cash and/or cash equivalents.

In anticipation of the Fund’s liquidation, the Fund will cease the sale of its shares to new shareholders upon the close of business on January 24, 2022; however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund (“Intermediary Relationships”) and to existing shareholders having accounts directly with the Fund. Effective upon the close of business on March 18, 2022, the Fund will no longer accept from Intermediary Relationships and/or existing shareholders orders to purchase additional shares. Existing shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem their shares or exchange their shares into shares of the same class of any other series of the Trust at any time prior to the Liquidation Date as long as their applicable share class is available for incoming exchanges.

On or prior to the Liquidation Date, the Fund will make one or more pro rata liquidating distributions (each, a “Liquidating Distribution” and, collectively, the “Liquidating Distributions”) consisting of substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund. Liquidating Distributions will be made to shareholders of record in accordance with instructions from such shareholders, provided that if a shareholder of record has not given instructions to the Fund by the time that the liquidation proceeds are distributed, the shareholder’s liquidation proceeds may be distributed by the mailing of a check to such shareholder. If the Fund is unable to locate shareholders to whom any Liquidating Distribution is payable, the officers of the Trust may create, in the name and on behalf of the Trust, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of those shareholders.

As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will declare and pay one or more dividends in such amount or amounts as the Treasurer of the Trust may deem necessary or appropriate, taking into account all Fund distributions previously declared and/or paid during or in respect of the taxable year that qualify for the dividends paid deduction under Section 561 of the Code, to distribute: (a) all of the Fund’s investment company taxable income (computed without regard to the dividends paid deduction) and net tax-exempt income, and all of its net capital gain (as defined by the Code) for each of: (i) the taxable year of the Fund through and including the Liquidation Date, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Fund is eligible to declare and pay a spillback dividend under Section 855(a) of the Code; and (b) any additional amounts necessary to avoid any excise tax described in Section 4982 of the Code, to be payable so as to be received on or before the Liquidation Date, to the shareholders of record of the Fund as of such date(s) as the Treasurer of the Trust determines. For purposes of the foregoing, the total and per-share amounts of such dividends will be determined by the Treasurer of the Trust and such determinations will be binding and conclusive for all purposes.

This Supplement should be retained with your

Summary Prospectus, Statutory Prospectus and SAI for future reference.

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